FORM 8-K

                                 CURRENT REPORT


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                       Date  of  Report  October 23,  2000


                               CIRRUS LOGIC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware               0-17795                 77-0024818
(State or other jurisdiction of  (Commission          (I.R.S. Employer
 incorporation or organization)  File Number)        Identification No.)


   4210 South Industrial Drive, Austin Texas               78744
 (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code:  (512) 445-7222

         -----------------------------------------------------------
        (Former name or former address, if changed since last report)

                               CIRRUS LOGIC, INC.

                                      INDEX


PAGE


Item  5.  Other  Events                                      3


Signatures                                                   4

Item  5.  Other  Events

On October 18, 2000, Cirrus Logic, Inc. ("Cirrus"), announced that it had called for November 7, 2000 redemption of $111,875,000 aggregate principal amount of its 6% Convertible Subordinated Notes, due 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Cirrus  Logic,  Inc.

October 23,  2000                                /s/  ROBERT  W.  FAY
Date                                             ---------------------------
                                                  Robert  W.  Fay
                                                  Vice  President,
                                                  Chief  Financial  Officer
                                                  and  Secretary